SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Series Portfolios Trust
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1

Oakhurst Strategic Defined Risk Fund

A Series of Series Portfolios Trust
615 East Michigan Avenue
Milwaukee, WI 53202

July 19, 2022
Dear Shareholder,
Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment. We need your help with the upcoming special meeting of shareholders of the Oakhurst Strategic Defined Risk Fund (the “Fund”), a series of Series Portfolios Trust (the “Trust”), to vote on an important proposal affecting the Fund. The meeting will be held on August 15, 2022, at 777 E. Wisconsin Avenue, 10th Floor, Wisconsin 53202 at 10:00am Central Time. For the reasons described below, we are asking shareholders of the Fund to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Lido Advisors, LLC (“Lido”), which is an affiliate of the Fund’s current investment adviser.
The question and answer section that follows discusses the proposal. The proxy statement itself provides greater detail about the proposal. The Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the proposal.
You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:
•Mail: Complete and return the enclosed proxy card.
•Internet: Access the website shown on your proxy card and follow the online instructions.
•Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.
•In person: Attend the special shareholder meeting on August 15, 2022.
The Fund is sensitive to the health and travel concerns the Fund’s shareholders may have and the protocols that federal, state and local governments may impose. Due to COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, at www.proxyvote.com, and encourages you to check this website prior to the Special Meeting if you plan to attend.
Thank you for your response and for your continued investment in the Fund.
Sincerely,

___________________________
Ryan L. Roell
President, Series Portfolios Trust
i

Questions and Answers
While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.
Q.    Why am I receiving this proxy statement?
A.    You are receiving these proxy materials — that include the proxy statement and your proxy card — because you have the right to vote on an important proposal concerning the Oakhurst Strategic Defined Risk Fund (the “Fund”), a series of Series Portfolios Trust (the “Trust”). Shareholders of the Fund are being asked to approve a new investment advisory agreement between Lido Advisors, LLC (“Lido”) and the Trust, on behalf of the Fund (the “Proposal”) (the “New Advisory Agreement”). No increase in the Fund’s fees or expenses is being proposed.

Q.    Why am I being asked to approve the New Advisory Agreement?
A.    At a meeting of the Trust’s Board of Trustees (the “Board”) held on May 25, 2022, the Board approved the New Advisory Agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the approval of a new investment advisory agreement for the Fund also requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Accordingly, you are being asked to approve the New Advisory Agreement.

If the Fund’s shareholders approve the New Advisory Agreement, Lido will assume the responsibilities of being the Fund’s investment adviser and will replace Oakhurst Advisors, LLC (“Oakhurst”) as investment adviser to the Fund. Oakhurst and Lido are affiliated entities. Before the New Advisory Agreement can take effect, the Fund’s shareholders must vote to approve the New Advisory Agreement.

Q.    What are the reasons for the proposed change in investment adviser to the Fund?
A.    The members of Oakhurst have determined to transition Oakhurst’s investment advisory business to its affiliate, Lido (the “Transition”). The Transition relates to an internal restructuring commitment made by Lido in connection with the strategic partnership it entered into with Charlesbank Capital Partners (“Charlesbank”), a middle-market private investment firm, whereby Charlesbank provided capital financing to Lido which closed on June 15, 2021. As part of the Transition, if shareholders approve the New Advisory Agreement with Lido, Oakhurst will cease providing investment advisory services to the Fund and Lido will become the Fund’s investment adviser. Currently, Jason Ozur and Jeffrey Garden serve as the Fund’s portfolio managers. Mr. Ozur and Mr. Garden are also currently employees of Lido as Chief Executive Officer and Chief Investment Officer, respectively, and will continue to serve as the Fund’s portfolio managers if the New Advisory Agreement is approved.

Q.    What will happen to the Fund if the Proposal is approved by shareholders?
A.    If the Proposal is approved by the Fund’s shareholders, the Fund will enter into the New Advisory Agreement with Lido and Lido will become the Fund’s investment adviser. In that case, the current investment advisory agreement between the Trust, on behalf of the Fund and Oakhurst (the “Current Advisory Agreement”) will terminate, and Oakhurst will cease to be the Fund’s investment adviser.
Q.    How would this affect my account with the Fund?
A.    The Transition and the implementation of the New Advisory Agreement will not affect your account. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the New Advisory Agreement. There are no material differences between the New Advisory Agreement and the Current Advisory Agreement, as is discussed in more detail in the enclosed proxy statement.

Q.    How will my approval of the New Advisory Agreement affect the management and operation of the Fund?
A.    The Fund’s investment objective, principal investment strategies and principal risks will not change as a result of the New Advisory Agreement.  Mr. Ozur and Mr. Garden, who are the Fund’s portfolio managers, are also currently employees of Lido as Chief Executive Officer and Chief Investment Officer, respectively, and will continue to serve as the Fund’s portfolio managers if the New Advisory Agreement is approved. Under the New Advisory Agreement, Lido will provide investment management services to the Fund on the same material terms, and at the same advisory fee rates, as such services are currently provided by Oakhurst under the Current Advisory Agreement. Based on representations from Lido, the Trustees anticipate that the quality of services to be provided by Lido under the New Advisory Agreement will be comparable to those provided by Oakhurst under the Current Advisory Agreement.

Q.    How will the Transition affect the fees and expenses I pay as a shareholder of the Fund?
A.    The fees and expenses that you pay as a shareholder of the Fund will not increase as a result of the Transition. The approval of the New Advisory Agreement will not result in an increase of the Fund’s investment advisory fee and the Fund will not bear any portion of the costs associated with the Transition. In addition, Lido has agreed to an operating expenses limitation agreement with the Trust, on behalf of the Fund, that will cap the Fund’s total operating expenses at the same level as the current operating expenses limitation agreement between Oakhurst and the Trust, on behalf of the Fund.
Q.    Are there any material differences between the Current Advisory Agreement with Oakhurst and the New Advisory Agreement?
A.    No. There are no material differences between the terms of the Current Advisory Agreement with Oakhurst and the New Advisory Agreement with Lido.
Q.    How does the Trust’s Board of Trustees recommend that I vote?
A.    After careful consideration, the Board unanimously recommends that shareholders vote FOR the Proposal.
Q.    Who is eligible to vote?
A.    Any person who owned shares of the Fund on the “record date,” which is June 28, 2022 (even if that person has since sold those shares), is eligible to vote on the Proposal.
Q.    Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?
A.    The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Lido. The Fund and its shareholders will in no way bear those costs.
Q.    What vote is required to approve the Proposal?
A.    Approval of the Proposal requires the vote of the majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.    How can I cast my vote?
A.    You may vote in any of four ways:
•By telephone, with a toll-free call to the phone number indicated on the proxy card.
•By internet, by accessing the website shown on your proxy card and following the online instructions.
•By mailing in your proxy card.
•In person at the meeting in Milwaukee, Wisconsin on August 15, 2022.
We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS
Oakhurst Strategic Defined Risk Fund

A series of Series Portfolios Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held August 15, 2022

Notice is hereby given that Series Portfolios Trust (the “Trust”) will hold a special meeting of shareholders (the “Special Meeting”) of the Oakhurst Strategic Defined Risk Fund (the “Fund”) on August 15, 2022, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202 at 10:00am Central Time.
The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal	Description
1	To approve a new investment advisory agreement between Lido Advisors, LLC (“Lido”) and the Trust, on behalf of the Fund.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the Proposal.
Shareholders of record of the Fund at the close of business on the record date, June 28, 2022, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponements thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about July 25, 2022, to such shareholders of record.
The Fund is sensitive to the health and travel concerns the Fund’s shareholders may have and the protocols that federal, state and local governments may impose. Due to COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, and encourages you to www.proxyvote.com prior to the Special Meeting if you plan to attend.

By Order of the Board of Trustees,

/s/ Adam W. Smith

Adam W. Smith
Secretary of Series Portfolios Trust
Milwaukee, Wisconsin
July 19, 2022
1

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY
Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

2

Oakhurst Strategic Defined Risk Fund

A Series of Series Portfolios Trust
PROXY STATEMENT
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SPECIAL MEETING OF SHAREHOLDERS
August 15, 2022

Introduction
This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Oakhurst Strategic Defined Risk Fund (the “Fund”) to be held on August 15, 2022 (the “Special Meeting”). The purpose of the Special Meeting is to seek shareholder approval of (i) a new investment advisory agreement between the Lido Advisors, LLC (“Lido”) and the Trust, on behalf of the Fund (the “Proposal”) (the “New Advisory Agreement”), and; and (ii) to transact such other business as may be properly brought before the Special Meeting.
Shareholders of record at the close of business on the record date, established as June 28, 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about July 25, 2022.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on August 15, 2022:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at www.proxyvote.com
Please read the proxy statement before voting on the proposal. If you need additional copies of this proxy statement or proxy card, please first contact Lido Advisors at 310-278-8232 or Broadridge Financial Solutions, Inc. at the number listed on your proxy card. Additional copies of this proxy statement will be delivered to you promptly upon request.
For a free copy of the Fund’s annual report for the fiscal year ended April 30, 2022, or the most recent semi-annual report, please contact the Trust at 844-625-4778 or write to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DESCRIPTION OF PROPOSAL 1
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background
The solicitation of shareholder votes on the Proposal is necessitated because of a proposed change in investment adviser for the Fund. Oakhurst Advisors, LLC (“Oakhurst”) has determined to exit the mutual fund advisory business, including as adviser to the Fund, and determined to transition that business to Lido Advisors, LLC (“Lido”) (the “Transition”). The Transition relates to an internal restructuring commitment made by Lido in connection with the strategic partnership it entered into with Charlesbank Capital Partners (“Charlesbank”), a middle-market private investment firm, whereby Charlesbank provided capital financing to Lido which closed on June 15, 2021. As part of the Transition, if shareholders approve the New Advisory Agreement with Lido, Oakhurst will cease providing investment advisory services to the Fund.
Currently, Oakhurst provides investment advisory services to the Fund and has done so since the Fund’s inception in 2017 pursuant to an investment advisory agreement with the Trust (the “Current Advisory Agreement”). Jason Ozur and Jeffrey Garden serve as the Fund’s portfolio managers, and each has been a portfolio manager to the Fund since the Fund’s inception. Mr. Ozur and Mr. Garden are also currently employees of Lido as Chief Executive Officer and Chief Investment Officer, respectively, and will each continue to serve as the Fund’s portfolio managers if the New Advisory Agreement is approved. Accordingly, the Transition is not expected to change the manner in which the Fund’s portfolio is managed on a day-to-day basis. In addition, under the New Advisory Agreement, Lido will provide the same investment management services to the Fund on the same material terms, and at the same investment advisory fee rate, as such services are currently provided by Oakhurst under the Current Advisory Agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”), in order for Lido serve as the new investment adviser to the Fund, the New Advisory Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Shareholders are not being asked to approve the Transition.
At a meeting of the Board on May 25, 2022, the Board, including all of the Trustees who are not “interested persons” of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), unanimously determined that the approval of Lido to serve as the Fund’s investment adviser was in the best interests of the Fund, and approved the New Advisory Agreement, to become effective subject to shareholder approval of the New Advisory Agreement. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Advisory Agreement to the Fund’s shareholders.
The Transition will not result any changes to the organization or structure of the Fund, including the name of the Fund. You will still own the same shares in the Fund. In addition, the total operating expenses of the Fund are not expected to increase as a result of the Transition, and the Transition will not impact other services provided to the Fund. The Fund will continue to employ the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor as currently utilized by the Fund.
If the Proposal is approved by shareholders of the Fund, Lido will serve as the investment adviser to the Fund for an initial two-year period from the effective date of the New Advisory Agreement, which will be on or shortly after the date of the Special Meeting (including any adjournments or postponements thereof).
Information About the Fund
The Fund is a series of the Trust. The Trust is an open-end management investment company organized as a Delaware statutory trust. Quasar Distributors, LLC (“Quasar”) is the distributor of the Fund’s shares. Quasar is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Fund’s administrator is U.S. Bank Global Fund Services, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin, 53202.

Information About Lido
Lido is an investment adviser registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. As of March 31, 2022, Lido managed over $11 billion of client assets. Lido is located at 1875 Century Park East, Suite 950, Los Angeles, CA 90067. Lido provides investment management and advisory services to individuals, high net worth individuals, pooled investment vehicles (other than registered investment companies), charitable organizations, corporations and ERISA pooled plans. Lido is affiliated with Oakhurst.
The following table sets forth the name, position and principal occupation of each current principal officer of Lido, each of whom can be contacted through Lido’s principal office location.

Name	Position/Principal Occupation
Gregory Kushner	Chairman/Senior Managing Director
Ken Stern	President/Senior Managing Director
Jason Ozur	Chief Executive Officer/Senior Managing Director and Portfolio Manager of the Fund
Jason Lee	Chief Compliance Officer/Chief Legal Officer/Senior Managing Director
Alexandra Browne	Chief Development Officer/Senior Managing Director

No officers or Trustees of the Trust hold positions with Lido or its affiliates.
Lido does not serve as investment adviser to any other registered investment companies with similar investment objectives and strategies to those of the Fund.
Impact of the Proposal on the Fund’s Investment Advisory Agreement
Shareholders of the Fund are being asked to approve the New Advisory Agreement. Oakhurst and Lido have agreed with the Trust that the Fund’s current investment advisory agreement with Oakhurst (the “Current Advisory Agreement”) will terminate upon the approval by shareholders of the New Advisory Agreement with Lido, and the New Advisory Agreement will become effectively immediately after the termination of the New Advisory Agreement. For the avoidance of doubt, the Transition will not occur unless the Fund’s shareholders approve the New Advisory Agreement.
If the shareholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in full force and effect, and the Board will consider other alternatives to the New Advisory Agreement, which may include resubmitting the New Advisory Agreement to shareholders for approval. The Board will take such other actions as it determines to be in the best interests of the Fund.
Terms of the Current and New Advisory Agreements
A copy of the form of New Advisory Agreement is attached as Exhibit A. The following description is a summary of material terms of the New Advisory Agreement. Although the summary of material terms of the New Advisory Agreement set forth below is qualified in its entirety by reference to the form of the New Advisory Agreement included as Exhibit A, shareholders should still read the summary below carefully. There are no material differences between the terms of the New Advisory Agreement and the Current Advisory Agreement with respect to services provided by the named adviser, and the New Advisory Agreement and the Current Advisory Agreement are identical with respect to the contractual advisory fee rate.
The Current Advisory Agreement with Oakhurst was most recently approved by the Board on July 22, 2021. The Current Advisory Agreement was approved by the initial shareholder of the Fund prior to the Fund’s inception on May 10, 2017. For the fiscal year ended April 30, 2022, Oakhurst received the following in advisory fees after application of waivers of the advisory fees by Oakhurst pursuant to the Current Expense Limitation Agreement:

Fund	Advisory Fees	(Waiver)/Recoupment	Management Fee After Waiver/Recoupment
Oakhurst Strategic Defined Risk Fund	$1,129,470	$238,518	$1,367,988

Advisory Services. The New Advisory Agreement states that, subject to the supervision and direction of the Board, Lido will provide for the overall management of the Fund including: (i) continuously investing the assets of the Fund in a manner consistent with the prospectus, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and Lido; (ii) determining the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; (iii) voting all proxies for securities and exercising all other voting rights with respect to such securities in accordance with Lido’s written proxy voting policies and procedures; (iv) maintaining the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) issuing settlement instructions to custodians designated by the Trust and (vi) furnishing to the Trust such information, evaluations, analyses and opinions formulated or obtained by Lido in the discharge of its duties, as the Trust may, from time to time, reasonably request, including at least one in-person appearance annually before the Board. The advisory services in the New Advisory Agreement are materially the same as the advisory services provided under the Current Advisory Agreement.

Management Fee. Both the New Advisory Agreement and Current Advisory Agreement contain identical fee structures. Both the New Advisory Agreement and the Current Advisory Agreement provide that the Fund shall pay the adviser a monthly management fee that is calculated at the annual rate of 1.00% of the Fund’s average daily net assets.
Duration and Termination. Both the New Advisory Agreement and the Current Advisory Agreement provide that they will become effective upon the latter of approval by a majority of the Trustees who are not interested persons of the Trust as defined in the 1940 Act (“Independent Trustees”) and, if required, by a vote of the majority of the outstanding voting securities of the Fund. Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act. Both the New Advisory Agreement and the Current Advisory Agreement provide for the termination of the agreement with respect to the Fund at any time (i) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on at least 60 days’ written notice to the adviser (under the Current Advisory Agreement, Oakhurst; under the New Advisory Agreement, Lido); or (ii) by the adviser on not less than 60 days’ written notice to the Fund.
Payment of Expenses. Under the New Advisory Agreement, Lido is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act), the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Lido, and any costs of liquidating or reorganizing the Fund. The New Advisory Agreement also provides that Lido shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement. Identical terms currently apply to Oakhurst under the Current Advisory Agreement.
The Fund is responsible for all of its own expenses, except for those specifically assigned to Lido under the New Advisory Agreement and the Current Advisory Agreement. The Fund will be responsible for the same expenses under the New Advisory Agreement as it is under the Current Advisory Agreement which include but are not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Brokerage. The New Advisory Agreement provides that Lido shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that Lido shall not direct orders to an affiliated person of Lido without general prior authorization to use such affiliated broker or dealer from the Board. Lido’s primary consideration in effecting a securities transaction will be to seek best execution. The New Advisory Agreement provides that, n selecting a broker-dealer to execute each particular transaction, Lido may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. The New Advisory Agreement also provides that the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Identical terms currently apply to Oakhurst under the Current Advisory Agreement. During the fiscal year ended April 30, 2022, the Fund did not pay any commissions to affiliated brokers.

Limitation on Liability and Indemnification. The New Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on Lido by the agreement, Lido will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security or other asset by the Fund. Identical terms concerning limits on liability and indemnification apply to Oakhurst under the Current Advisory Agreement.

Board Approval and Recommendation
The Board, including the Independent Trustees, considered and approved the New Advisory Agreement at a meeting held on May 25, 2022 (the “Meeting”). In advance of the Meeting, Oakhurst and Lido provided information to the Board in response to requests submitted to them by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the New Advisory Agreement. In addition, at the Board’s meeting held on April 27-28, representatives of Lido met with the Board to discuss the Transition and its anticipated impacts on the management of the Fund.

The information furnished by Lido included materials describing, among other matters: (i) the nature, extent, and quality of the services to be provided by Lido, including Lido’s portfolio managers and other personnel, and the investment practices and techniques that would be used by Lido in managing the Fund; (ii) the Fund’s historical performance as managed by Oakhurst under the Current Advisory Agreement; (iii) the proposed management fees payable by the Fund to Lido and the Fund’s anticipated overall fees and operating expenses compared with those of a peer group of mutual funds; (iv) Lido’s estimated profitability and economies of scale; and (v) other ancillary or “fall-out” benefits Lido and/or its affiliates may receive based on its relationships with the Fund.

In considering and approving the New Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the New Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in approving the continuation of the New Advisory Agreement.

Nature, Extent and Quality of Services to be Provided to the Fund. The Trustees considered the scope of services that Lido would provide under the New Advisory Agreement with respect to the Fund, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining for the Fund the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Lido effected on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees reviewed the terms of the proposed New Advisory Agreement, and they noted that the New Advisory Agreement does not materially differ from the Current Advisory Agreement. The Trustees noted Lido’s assets under management and Lido’s organizational structure and its strong capitalization. The Trustees considered the investment philosophy of the Fund’s portfolio managers and their experience each serving as a portfolio manager to the Fund since its inception in 2017. The Board considered representations from Lido that it did not expect the Transition to materially impact the nature, extent or quality of the advisory services currently provided to the Fund, and that the portfolio managers for the Fund, Mr. Garden and Mr. Ozur, would not change in connection with the Transition. The Trustees also considered the resources and capabilities that would be available to the management of the Fund after the Transition and Lido’s compliance history and compliance program. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Lido would provide to the Fund under the New Advisory Agreement.

Investment Performance. In assessing the quality of the portfolio management to be delivered by Lido, the Trustees reviewed the short-term and longer-term performance of the Fund as managed by Oakhurst and Mr. Ozur and Mr. Garden under the Current Advisory Agreement, noting that the portfolio managers for the Fund would not change in connection with the Transaction. The Board considered the Fund’s performance on both an absolute basis and in comparison to its benchmark index, the S&P 500 Index, noting that the Fund underperformed the index for each of the year-to-date, one-year, three-year and since inception periods ended December 31, 2021. The Board further noted that on May, 2019, the Fund’s principal investment strategies were substantially revised and that, therefore, the performance for periods prior to May 20, 2019 is likely to have differed had the Fund’s current investment strategies been in effect during those periods. Additionally, the Board considered the Fund’s investment performance as compared to a performance universe of peer funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on Morningstar fund classifications (the “Performance Universe”). The Trustees considered that the performance data provided by Broadridge included, among other things, performance comparisons for the year-to-date, one-year and three-year periods ended March 31, 2022. The Trustees noted that the Fund’s Institutional Class shares outperformed the Performance Universe median for the year-to-date and one-year periods ended March 31, 2022, and the Fund’s Institutional Class shares slightly underperformed the Performance Universe median for the three-year period ended March 31, 2022. The Board also considered that, in connection with its meetings held during the course of the prior year, the Board received and considered reports regarding the Fund’s performance over various time periods.
The Board concluded that the investment results that the portfolio managers had been able to achieve for the Fund supported approval of the New Advisory Agreement. The Board further noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the New Advisory Agreement.
Fees and Expenses. The Board reviewed and considered the contractual investment management fee rate that the Fund will pay to Lido under the New Advisory Agreement (the “Management Fee Rate”). The Board considered that the Management Fee Rate payable to Lido under the New Advisory Agreement is the same as the investment management fee rate payable to Oakhurst under the Current Advisory Agreement. The Board also considered that Lido has contractually agreed to cap the Fund’s total operating expenses at the same level as the current contractual expense cap for the Fund (the “New Expense Limitation Agreement”) and that, accordingly, the Fund’s total expense ratio is not expected to increase as a result of the Transition.
The Board received and considered comparisons of the Management Fee Rate and the Fund’s total expense ratio to industry data with respect to the contractual management fees and total annual operating expense ratios (including their various expense components) of a peer groups of funds managed by other investment advisers (the “Expense Universe”), as determined by Broadridge, based on Morningstar fund classifications. The Board noted that the Fund’s contractual management fee is below the Expense Universe median. The Trustees also noted that the total expense ratio of 1.60% for the Fund’s Institutional Class is slightly above the Expense Universe median but within the range of other funds in the Expense Universe. While the Board recognized that comparisons between the Fund and Expense Universe may be imprecise, the comparative information assisted the Board in evaluating the reasonableness of the Fund’s Management Fee Rate and total expense ratio.
The Board received and evaluated information about the nature and extent of responsibilities and duties, as well as the entrepreneurial and other risks, that will be assumed by Lido in managing the Fund. The Board noted that Lido reported that it does not serve as an investment adviser or sub-adviser to any other registered investment companies.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the Management Fee Rate was reasonable in light of the services expected to be covered by the New Advisory Agreement and that the overall expense structure of the Fund supported approval of the New Advisory Agreement.
Profitability and Economies of Scale. The Board requested and received a report on Lido’s anticipated revenue and expenses resulting from services to be provided to the Fund pursuant to the New Advisory Agreement. The Board also considered representations from Lido that it does not expect its profitability with respect to its management of the Fund after the Transition to materially differ from Oakhurst’s profitability prior to the Transition, as reported to the Board by Oakhurst in connection with the most recent renewal of the Current Advisory Agreement. The Board concluded that Lido’s expected profit from managing the Fund was not excessive.
With respect to economies of scale, the Board reviewed the Fund’s operating history and noted that the Fund had experienced growth since it commenced operations. The Board then considered whether the Fund was large enough to generate economies of scale for the benefit of shareholders or whether economies of scale would be expected to be realized as Fund assets grow. The Board noted that the Transition is not expected to change the Fund’s overall expense structure. In this regard, the Board considered that the New Expense Limitation Agreement would limit costs to shareholders and provides a means of sharing potential economies of scale with the Fund’s shareholders. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Lido continues to expand its operations and the Fund grows.
Ancillary Benefits to Lido Derived from the Relationship with the Fund. The Board received and considered information regarding anticipated ancillary or “fall-out” benefits to Lido as a result of its relationship with the Fund. Ancillary benefits could include benefits potentially derived from an increase in Lido’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Lido, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any anticipated ancillary benefits received by Lido were unreasonable.
Conclusions. The Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the New Advisory Agreement.
For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of the New Advisory Agreement with Lido.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares
Only shareholders of record at the close of business on June 28, 2022, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting. On the Record Date, the Fund had shares outstanding as disclosed below:

Fund	Institutional Class Shares	Total Shares*
Oakhurst Strategic Defined Risk Fund	9,614,704.809	9,614,704.809
* Advisor Class Shares of the Fund are not currently available for purchase
Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. The Trust is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of Lido. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in Lido, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates. As of the record date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Fund:

Name and Address	Number of Shares	% Ownership	Type of Ownership
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995	8,400,776.005	87.37%	Record
Wells Fargo Clearing Services 1 North Jefferson Avenue St. Louis, MO 63103-2287	902,803.246	9.39%	Record

VOTING INFORMATION

Who is Eligible To Vote
Shareholders of record of the Fund as of the close of business on the Record Date, are entitled to vote on the Proposal at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.
Quorum
In order for a vote on the Proposal to occur at the Special Meeting, there must exist a quorum of shareholders of the Fund. With respect to the Fund, the presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present.
In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the vote of a majority of the Fund’s shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote for or against any adjournment in their discretion. Abstentions will not be counted for or against such proposal to adjourn. Any adjourned session of the Special Meeting may be held within a reasonable time without further notice, provided that further notice shall be given if a new record date is fixed or the adjourned session is more than ninety (90) dates from the date of the Special Meeting (in which case the Board shall set a new record date).
Vote Required to Pass the Proposal
As provided under the 1940 Act, approval of the Proposal will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Broker Non-Votes
Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal. However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment advisory agreement as contemplated by the Proposal. Because the Proposal is considered non-routine and is the only proposal expected to be voted on at the Meeting, the Trust does not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Trust expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposal.
Proxies and Voting at the Special Meeting
Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Special Meeting and vote in person, please call 844-625-4778.
All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

Lido has engaged Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be approximately $3,000. The cost of solicitation will be borne by Lido. In addition to the solicitation by mail, officers and employees of Oakhurst and Lido and /or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile. Broadridge Financial Solutions, Inc. has also been retained as proxy tabulator.

The Fund will not bear any expenses in connection with the Transition, including any costs of soliciting shareholder approval.

Shareholder Proposals for Future Meetings

The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a future shareholder meeting with respect to the Fund should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call Broadridge Financial Solutions, Inc.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 844-625-4778 or write to U.S. Bank Global Fund Services at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Exhibit A – Form of Investment Advisory Agreement

SERIES PORTFOLIOS TRUST

INVESTMENT ADVISORY AGREEMENT

with

Lido Advisors, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the […], by and between Series Portfolios Trust, a Delaware statutory trust (the “Trust”), on behalf of the series listed on Schedule A, which may be amended from time to time (each a “Fund” and together, the “Funds”), and Lido Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of providing investment advisory services as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board,” “Trustees,” or “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and, in such capacity, shall provide investment advisory services to the Fund, including managing the investment and reinvestment of the assets of the Fund, in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information and such other applicable limitations, policies and procedures as the trustees of the Board of Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere to the applicable provisions and restrictions contained in the federal securities laws, applicable state securities laws, Subchapter M, and any provisions as may become applicable, of the Internal Revenue Code of 1986 (the “Code”), and any applicable provisions of the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) make decisions with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such decisions (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain or cause to be maintained records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or the Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, economic

Exhibit A – Form of Investment Advisory Agreement

conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board of Trustees may reasonably request, including at least one in-person appearance annually before the Board of Trustees. It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of the Fund.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations to the Trustees as required, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact such agreements with such brokers or dealers as the Adviser shall select as provided herein. The Adviser shall cause or direct, as applicable, all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for the Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust or the Board from time to time. The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

Exhibit A – Form of Investment Advisory Agreement

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall, in performing its duties hereunder, at all times comply with the Advisers Act and the Investment Company Act, and any rules and regulations adopted thereunder; any other applicable state or federal law, and any rules and regulations adopted thereunder; and any applicable self-regulatory organization regulations.

(d) The Adviser shall, in providing its services hereunder, conduct its operations at all times in conformance with Subchapter M, and any provisions as may become applicable, of the Code, and any rules and regulations adopted thereunder.

(e) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement, unless a different amount is thereafter approved or consented to by the Board.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided herein or otherwise authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including any other registered investment company or series thereof or affiliates of the Adviser, that may be similar or different from that given to the Fund.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include any compliance staff and personnel required by the Adviser and reasonably requested by the Board of Trustees.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses and only its allocable portion of Trust organization expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser and attendance at required annual Board meeting(s); (v) the costs associated with any supplements to the Fund’s registration statement created at the Adviser’s request for the primary benefit of the Adviser; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; its pro rata portion of salaries and expenses of officers of the Trust, including without

Exhibit A – Form of Investment Advisory Agreement

limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; its pro rata portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Adviser pays fees from its own legitimate profits that are in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust, including the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement becomes effective or is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month. In the event the Agreement is terminated, such fee shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

Exhibit A – Form of Investment Advisory Agreement

(f) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to recoupment, if so requested by the Adviser. Any such recoupment is contingent upon Board of Trustees review and approval at the time the recoupment is made and such recoupment must be made in accordance with any existing operating expenses limitation agreement between the Adviser, on behalf of one or more of the Funds, and the Trust, as well as applicable guidance of the staff of the U.S. Securities and Exchange Commission. Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust and By-Laws, each as may be amended and restated from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Board of Trustees retains ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS; APPROVAL. (a) The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)    The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Bylaws, each as may be amended and restated from time to time, and all compliance policies and procedures of the Trust. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by, or the liability of, the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c)    The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by the Adviser for inclusion therein.

(b) Except as otherwise provided herein, the Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

Exhibit A – Form of Investment Advisory Agreement

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering the Adviser’s services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other asset by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities or other assets for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and, as approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser is not, at the time of this agreement, an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM. This Agreement shall become effective with respect to the Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund. This Agreement shall remain in effect for a period of two (2) years from the date of effectiveness with respect to the Fund unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

15. INTELLECTUAL PROPERTY LICENSE. For so long as this Agreement remains effective, the Trust and the Fund shall have a non-transferable, non-exclusive license to use the names “Lido Advisors, LLC”, “Oakhurst Strategic Defined Risk Fund”, www.lidofunds.com, and the name

Exhibit A – Form of Investment Advisory Agreement

of a series of the Trust (other than the Fund) that may become subject to this Agreement (collectively, the “Adviser Names”) solely in connection with the Trust and the Fund. The Trust and the Fund acknowledge that the Adviser Names and any derivatives or combinations thereof are the sole and exclusive property of the Adviser (or the Adviser’s related entities), and the Trust and the Fund agree that they will not contest ownership or validity of the Adviser Names. The Trust and the Fund will use the Adviser Names according to the Adviser’s trademark standards. The Adviser makes no representations or warranties in respect of the relative superiority of its rights in the Adviser Names to the rights of any third party in the Adviser Names. Notwithstanding anything herein to the contrary, the Adviser shall have no liability to the Trust or the Fund for or in respect of any claim by any third party that the Trust or the Fund’s use of the Adviser names infringes upon or otherwise violates any proprietary or other rights of such third party. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use the Adviser Names and any other name connected with the Adviser.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon not more than sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

17. NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, shall be deemed to confer on any person or entity other than the parties hereto any benefits, rights, remedies, obligations or liabilities under or by reason of this Agreement. No person or entity, including, without limitation, shareholders of the Trust or the Fund, shall be deemed to be a third-party beneficiary of this Agreement.

18. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities. Nothing herein will apply to information that is or becomes publicly available without breach of any obligation owed by the Adviser under this Agreement, is independently developed by the Adviser without reference to information required to be treated confidentially, or is used by the Adviser to enforce its rights under this Agreement, and nothing herein will be deemed to prevent the Adviser from disclosing any information pursuant to applicable law, rule or regulation or in response to a request from a regulatory, self-regulatory or other authority with appropriate jurisdiction over the Adviser.

19. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser represents that has adopted an Anti-Money Laundering Policy and agrees to comply with its Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now

Exhibit A – Form of Investment Advisory Agreement

and in the future. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

20. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

21. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

22. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

SERIES PORTFOLIOS TRUST on behalf of the series listed on Schedule A	LIDO ADVISORS, LLC

By:__________________________________	By:__________________________________
Name: Ryan L. Roell	Name:
Title: President	Title:

Exhibit A – Form of Investment Advisory Agreement

SCHEDULE A

Series of Series Portfolios Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets	Effective Date of Initial Investment Advisory Agreement

Oakhurst Strategic Defined Risk Fund	1.00%	[…], 2022